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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 28, 1999



                            GARY PLAYER DIRECT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)




            Delaware                    033-07811NY            91-1999113
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   State or Other Jurisdiction          Commission            IRS Employer
of Incorporation or Organization        File Number         Identification No.

710 Aerovista, Suite B, San Luis Obispo, CA                       93401
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  Address of Principal Executive Offices                         Zip Code




        Registrant's telephone number, including area code: (805)783-1011
                                                           ---------------





                          formerly, Grafix Corporation
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          Former name or former address, if changed since last report


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Item 4.  Changes in Registrant's Certifying Accountant.

         Gary Player Direct, Inc. (the "Company") engaged Grant Thornton LLP ("Grant Thornton") as the Company's new independent auditors. The Company's Board of Directors approved the engagement of such auditors on October 28, 1999 as well as the termination of the engagement of the Company's former accountant, Scheifley & Associates, P.C. ("Scheifley"). Scheifley will not serve as the Company's auditor after the Company has filed its Quarterly Report on Form 10-QSB for the quarter ended December 31, 1998.

         Scheifley's reports on the Company's financial statements for the fiscal years ended September 30, 1997 and September 30, 1998 did not contain an adverse opinion or a disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended September 30, 1998 indicated substantial doubt about the Company's ability to continue as a going concern.

         During the Company's fiscal years ended September 30, 1997 and September 30, 1998 and the subsequent period through the filing of the Company's Quarterly Report on For 10-QSB for the quarter ended December 31, 1998, there were no disagreements between the Company and Scheifley on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreement, if resolved or not resolved to the satisfaction of Scheifley would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company also did not experience any of the events listed in paragraph (a)(1)(v)(A) through (D) of
Item 304 of Regulation S-B, which events are defined as "reportable events", during the Company's two most recent fiscal years and the subsequent interim period to October 28, 1999.

         Grant Thornton was not consulted concerning the application of accounting principles to any specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, nor was a written report provided to the Company nor oral advice provided that Grant Thornton concluded was an important factor considered by the Company in reaching its decision as to any accounting, auditing or financial reporting issue. Nor did the Company consult with Grant Thornton regarding any disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-B) or any event (as identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B).



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Item 7.  Financial Statements

         (c) Exhibits.

             16.1 Letter from Scheifley & Associates, P.C.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 GARY PLAYER DIRECT, INC.


                                 By:
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                                    Carl Casareto, Executive Vice President and
                                    Treasurer (Principal Financial Officer)


Date:  November 3, 1999



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